UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2024

CLEARWATER PAPER CORPORATION
(Exact name of registrant as specified in its charter)

DE	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Riverside,	Suite 1100	99201
Spokane,	WA
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (509) 344-5900
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CLW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
On November 6, 2024, Clearwater Paper Corporation (the “Company”) delivered to its executive officers and directors (collectively, the “Covered Persons”) and the Securities and Exchange Commission (the “SEC”) a notice under Rule 104(b)(2)(i) of Regulation BTR, pursuant to which the Company has imposed a “blackout” period in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 (“SOX”) and Regulation BTR promulgated by the SEC.
Because a blackout period has been imposed under the Clearwater Paper 401(k) Plan and the Clearwater Paper Represented 401(k) Plan (collectively, the “Plan”) that is expected to begin at 4:00 p.m., Eastern time, on December 6, 2024 and end on or about December 13, 2024, the Company is imposing a SOX blackout period that will begin at 4:00 p.m., Eastern time, on December 6, 2024 and end on or about December 13, 2024. The Company will advise the Covered Persons if the SOX blackout period begins or ends earlier or later than the specified dates and times. The blackout period for the Plan is being implemented in connection with the completion of the acquisition by Sofidel America Corp. of the Company’s consumer products division (tissue business) through the acquisition of certain wholly owned subsidiaries and certain assets of the Company (the “Transaction”), as previously disclosed in the Company’s Current Report on Form 8-K filed on November 1, 2024.
While the SOX blackout period is in effect, the Covered Persons (including their immediate family members who share their residence) generally will be prohibited from effecting any direct or indirect transactions in the Company’s common stock, par value $0.0001 per share (including any derivative security thereof, inside or outside of the Plan).
The Company received notice of the Plan blackout period required by the Employment Retirement Income Security Act of 1974 on November 6, 2024, and provided the SOX blackout notice to the Covered Persons on the same day and to the SEC on November 8, 2024.
If the Covered Persons have any questions pertaining to the SOX blackout period, they are directed to contact Marc Rome, Associate General Counsel and Corporate Secretary of the Company, by telephone at (509) 344-5900 or by mail at 601 West Riverside, Suite 1100, Spokane, WA, 99201.
A copy of the SOX blackout notice is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements
This Current Report on Form 8-K contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995 as amended, including statements regarding the Plan blackout period and the SOX blackout period, including their imposition, prohibitions on trading, and anticipated beginning and ending dates. These forward-looking statements are based on management’s current expectations, estimates, assumptions, and projections that are subject to change. The Company’s actual results may differ materially from those expressed or implied by the forward-looking statements contained in this Current Report on Form 8-K. Factors that could cause or contribute to such material differences in actual results include, but are not limited to: unexpected costs, charges, or expenses resulting from the recent tissue business sale transaction, including potential purchase price adjustments; competitive responses to the recent tissue business sale transaction; achievement of anticipated financial results and other benefits of the recent tissue business sale transaction; potential risks associated with operating without the tissue business, including less diversification in products offered; stockholder litigation in connection with the recent tissue business sale transaction; and other risks and uncertainties described from time to time in the Company’s public filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, periodic Quarterly Reports on Form 10-Q, periodic Current Reports on Form 8-K, and other documents filed with the SEC. The foregoing list of important factors is not exhaustive and undue reliance should not be placed on any forward-looking statements. The forward-looking statements are made as of the date of this Current Report on Form 8-K and the Company does not undertake to update any forward-looking statements, except as may be required by law.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibit Index

Exhibit	Description

99.1	Blackout Notice dated November 6, 2024.
104	Cover Page Interactive Data file (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 6, 2024
CLEARWATER PAPER CORPORATION

By:	/s/ Marc Rome
Marc Rome, Associate General Counsel and Corporate Secretary